                                                                    EXHIBIT 99.1


                           COLLINS AIKMAN CORPORATION
                        SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                 COLLINS                                                      DURA
                                                 & AIKMAN C A CAN DOMESTIC     C & A     JPS_AUTOMOTIVE,   CONVERTIBLE     C & A
                                                  PARENT  HOLDING COMPANY   PRODUCTS CO.       INC.       SYSTEMS, INC  DEVELOPMENT
                                       TOTAL     05-55927    05-55930         05-55932      05-55935        05-55942    CO. 05-55943
                                     ----------- -------- ----------------  ------------ ---------------  ------------  ------------
Net Outside Sales                    833,926,004       --               --   220,041,857     115,754,517    41,038,296            --
I/D Net Sales                         36,252,360       --               --     4,048,777          (3,314)           --            --
I/G Net Sales                          7,930,201       --               --   (14,309,576)     11,664,765     7,184,685            --
                                     ----------- -------- ----------------  ------------ ---------------  ------------  ------------
   TOTAL SALES                       878,108,565       --               --   209,781,058     127,415,968    48,222,981            --

Cost of goods sold                   746,836,472       --               --    99,290,369     116,028,377    51,055,009            --
                                     ----------- -------- ----------------  ------------ ---------------  ------------  ------------
   GROSS PROFIT                      131,272,093       --               --   110,490,690      11,387,591    (2,832,027)           --

Selling, general and administrative
  expenses                            93,515,079       --               --    80,544,507         157,758     1,538,280            --
                                     ----------- -------- ----------------  ------------ ---------------  ------------  ------------

   OPERATING INCOME                   37,757,014       --               --    29,946,183      11,229,833    (4,370,308)           --

Interest Expense, net                 34,934,067       --               --    34,973,540              --            --            --
Intercompany Interest, net           (14,856,522)      --      (10,270,285)   (6,185,516)        258,594       144,063            --
Preferred Stock Accretion                     --       --               --            --              --            --            --
Miscellaneous (Income)/Expense             3,625       --               --         2,875              --            --            --
Corporate Allocation Adjustment       (5,578,189)      --               --   (17,337,532)      1,354,407       196,171            --
Commission Income                       (526,987)      --               --      (526,987)             --            --            --
Commission Expense                            --       --               --            --              --            --            --
Royalty Income                        (1,763,338)      --               --    (1,729,627)             --            --            --
Royalty Expense                                -       --               --            --              --            --            --
Joint Venture (Income)/Expense           (93,086)      --               --            --              --            --            --
Minority Interest in Cons Net Income          --       --               --            --              --            --            --
Dividend Income                               --       --               --            --              --            --            --
Discount/Income for Carcorp                2,592       --               --         2,592              --            --            --
Gain/(Loss) Early Extinguishment
  of Debt                                     --       --               --            --              --            --            --
Discount/Premium on Hedges                    --       --               --            --              --            --            --
(Gain) / Loss on Hedges                       --       --               --            --              --            --            --
(Gain) / Loss on Swaps                        --       --               --            --              --            --            --
NAAIS Intercompany Sales Profit               --       --               --            --              --            --            --
Loss on Sale of Receivables                   --       --               --            --              --            --            --
Restructuring Provision                       --       --               --            --              --            --            --
Foreign Transactions-(Gain)/Loss      (1,038,718)      --         (928,691)       50,086              --       (65,596)           --
Amort of Discount on NPV of
  Liabilities                                 --       --               --            --              --            --            --
Gain/(Loss) Sale-Leaseback
  Transaction                                 --       --               --            --              --            --            --
                                     ----------- -------- ----------------  ------------ ---------------  ------------  ------------
   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES              26,673,569       --       11,198,976    20,696,753       9,616,832    (4,644,946)           --

Federal Tax                           (4,090,271)      --               --    (4,090,271)             --            --            --
State Income Tax                              --       --               --            --              --            --            --
Foreign Income Tax                        80,165       --               --        80,165              --            --            --
                                     ----------- -------- ----------------  ------------ ---------------  ------------  ------------
   INCOME FROM CONTINUING OPERATIONS  30,683,675       --       11,198,976    24,706,859       9,616,832    (4,644,946)           --

Discontinued Operations (Gain)/Loss   (5,428,471)      --               --            --              --            --            --
Gain/Loss on Sale of Divisions                --       --               --            --              --            --            --
Extraordinary Items                           --       --               --            --              --            --            --
Integration                                   --       --               --            --              --            --            --
                                     ----------- -------- ----------------  ------------ ---------------  ------------  ------------
   NET INCOME (LOSS)                  36,112,146       --       11,198,976    24,706,859       9,616,832    (4,644,946)           --
                                     =========== ======== ================  ============ ===============  ============  ============



                           COLLINS AIKMAN CORPORATION
                        SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)


                                                                  AMCO          C & A        C & A         TEXTRON        BRUT
                                                  SOUTHWEST    CONVERTIBLE  INTERNATIONAL  ACCESSORY     AUTOMOTIVE     PLASTICS,
                                      OWOSSO, MI  LAMINATES     FABRICS         CORP.      MATS, INC.  INTERIORS, INC.    INC.
                                       05-55946    05-55948     05-55949      05-55951     05-55952       05-55956      05-55957
                                      ----------  -----------  -----------  -------------  ----------  ---------------  ---------
Net Outside Sales                      3,803,769   38,331,455           --             --  51,564,070      153,896,911         --
I/D Net Sales                            561,155           --           --             --          --       27,128,583         --
I/G Net Sales                            288,174  (28,644,224)   9,930,904             --  (7,608,365)       5,970,262         --
                                      ----------  -----------  -----------  -------------  ----------  ---------------  ---------
TOTAL SALES                            4,653,098    9,687,231    9,930,904             --  43,955,705      186,995,756         --

Cost of goods sold                     5,418,113    7,864,644    5,456,271             --  35,497,908      187,986,622         --
                                      ----------  -----------  -----------  -------------  ----------  ---------------  ---------
   GROSS PROFIT                         (765,015)   1,822,588    4,474,633             --   8,457,797         (990,866)        --

Selling, general and administrative
  expenses                                    --      (37,590)          --          6,532   1,620,844          162,303         --
                                      ----------  -----------  -----------  -------------  ----------  ---------------  ---------

   OPERATING INCOME                     (765,015)   1,860,177    4,474,633         (6,532)  6,836,953       (1,153,169)        --

Interest Expense, net                         --           --           --             --          --               --         --
Intercompany Interest, net                    --           --           --             --     146,643          287,843         --
Preferred Stock Accretion                     --           --           --             --          --               --         --
Miscellaneous (Income)/Expense                --           --           --             --          --               --         --
Corporate Allocation Adjustment               --      148,092           --             --     747,448        3,952,638         --
Commission Income                             --           --           --             --          --               --         --
Commission Expense                            --           --           --             --          --               --         --
Royalty Income                                --           --           --             --          --               --         --
Royalty Expense                               --           --           --             --          --               --         --
Joint Venture (Income)/Expense                --           --           --             --          --               --         --
Minority Interest in Cons Net Income          --           --           --             --          --               --         --
Dividend Income                               --           --           --             --          --               --         --
Discount/Income for Carcorp                   --           --           --             --          --               --         --
Gain/(Loss) Early Extinguishment
  of Debt                                     --           --           --             --          --               --         --
Discount/Premium on Hedges                    --           --           --             --          --               --         --
(Gain) / Loss on Hedges                       --           --           --             --          --               --         --
(Gain) / Loss on Swaps                        --           --           --             --          --               --         --
NAAIS Intercompany Sales Profit               --           --           --             --          --               --         --
Loss on Sale of Receivables                   --           --           --             --          --               --         --
Restructuring Provision                       --           --           --             --          --               --         --
Foreign Transactions-(Gain)/Loss              --           --           --             --          --               --         --
Amort of Discount on NPV of
  Liabilities                                 --           --           --             --          --               --         --
Gain/(Loss) Sale-Leaseback
  Transaction                                 --           --           --             --          --               --         --
                                      ----------  -----------  -----------  -------------  ----------  ---------------  ---------
   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                (765,015)   1,712,085    4,474,633         (6,532)  5,942,861       (5,393,650)        --

Federal Tax                                   --           --           --             --          --               --         --
State Income Tax                              --           --           --             --          --               --         --
Foreign Income Tax                            --           --           --             --          --               --         --
                                      ----------  -----------  -----------  -------------  ----------  ---------------  ---------
   INCOME FROM CONTINUING OPERATIONS    (765,015)   1,712,085    4,474,633         (6,532)  5,942,861       (5,393,650)        --

Discontinued Operations (Gain)/Loss           --           --           --             --          --               --         --
Gain/Loss on Sale of Divisions                --           --           --             --          --               --         --
Extraordinary Items                           --           --           --             --          --               --         --
Integration                                   --           --           --             --          --               --         --
                                      ----------  -----------  -----------  -------------  ----------  ---------------  ---------
   NET INCOME (LOSS)                    (765,015)   1,712,085    4,474,633         (6,532)  5,942,861       (5,393,650)        --
                                      ==========  ===========  ===========  =============  ==========  ===============  =========

                           COLLINS AIKMAN CORPORATION
                        SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                       TEXTRON    C & A ASSET                                                           TEXTRON
                                      AUTOMOTIVE   SERVICES,     C & A      WICKES ASSET     C & A         C & A       AUTOMOTIVE
                                      EXTERIORS,     INC.       PLASTICS,    MANAGEMENT,    FABRICS,     PROPERTIES,   (ARGENTINA)
                                         INC.       CONSOL        INC           INC.          INC.          INC.          INC.
                                       05-55958    05-55959     05-55960      05-55962     05-55963       05-55964       05-55965
                                     -----------  -----------  -----------  ------------  -----------  --------------  -----------
Net Outside Sales                     95,970,167           --    8,971,733            --   42,873,135              --           --
I/D Net Sales                          1,382,161           --    1,619,998            --           --              --           --
I/G Net Sales                          1,928,996           --    2,686,308            --   28,650,275              --           --
                                     -----------  -----------  -----------  ------------  -----------  --------------  -----------
TOTAL SALES                           99,281,325           --   13,278,040            --   71,523,410              --           --

Cost of goods sold                    95,605,557           --   12,241,031            --   74,486,103              --           --
                                     -----------  -----------  -----------  ------------  -----------  --------------  -----------
GROSS PROFIT                           3,675,768           --    1,037,008            --   (2,962,692)             --           --

Selling, general and administrative
  expenses                               (64,778)          --    4,631,155          (750)   2,200,715           2,961        3,315
                                     -----------  -----------  -----------  ------------  -----------  --------------  -----------

OPERATING INCOME                       3,740,546           --   (3,594,147)          750   (5,163,407)         (2,961)      (3,315)

Interest Expense, net                         --           --           --            --           --              --         (255)
Intercompany Interest, net               433,627           --       23,409            --      139,351              --           --
Preferred Stock Accretion                     --           --           --            --           --              --           --
Miscellaneous (Income)/Expense                --           --           --           750           --              --           --
Corporate Allocation Adjustment        2,200,330           --      724,349            --      507,402              --           --
Commission Income                             --           --           --            --           --              --           --
Commission Expense                            --           --           --            --           --              --           --
Royalty Income                                --           --           --            --      (33,711)             --           --
Royalty Expense                               --           --           --            --           --              --           --
Joint Venture (Income)/Expense                --           --           --            --           --              --           --
Minority Interest in Cons Net Income          --           --           --            --           --              --           --
Dividend Income                               --           --           --            --           --              --           --
Discount/Income for Carcorp                   --           --           --            --           --              --           --
Gain/(Loss) Early Extinguishment
   of Debt                                    --           --           --            --           --              --           --
Discount/Premium on Hedges                    --           --           --            --           --              --           --
(Gain) / Loss on Hedges                       --           --           --            --           --              --           --
(Gain) / Loss on Swaps                        --           --           --            --           --              --           --
NAAIS Intercompany Sales Profit               --           --           --            --           --              --           --
Loss on Sale of Receivables                   --           --           --            --           --              --           --
Restructuring Provision                       --           --           --            --           --              --           --
Foreign Transactions--(Gain)/Loss        (65,528)          --      (42,755)           --           --              --          240
Amort of Discount on NPV of
   Liabilities                                --           --           --            --           --              --           --
Gain/(Loss) Sale--Leaseback
   Transaction                                --           --           --            --           --              --           --
                                     -----------  -----------  -----------  ------------  -----------  --------------  -----------
    INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES              1,172,116           --   (4,299,149)           --   (5,776,450)         (2,961)      (3,300)

Federal Tax                                   --           --           --            --           --              --           --
State Income Tax                              --           --           --            --           --              --           --
Foreign Income Tax                            --           --           --            --           --              --           --
                                     -----------  -----------  -----------  ------------  -----------  --------------  -----------
    INCOME FROM CONTINUING OPERATIONS  1,172,116           --   (4,299,149)           --   (5,776,450)         (2,961)      (3,300)

Discontinued Operations (Gain)/Loss           --           --           --            --           --              --           --
Gain/Loss on Sale of Divisions                --           --           --            --           --              --           --
Extraordinary Items                           --           --           --            --           --              --           --
Integration                                   --           --           --            --           --              --           --
                                     -----------  -----------  -----------  ------------  -----------  --------------  -----------
    NET INCOME (LOSS)                  1,172,116           --   (4,299,149)           --   (5,776,450)         (2,961)      (3,300)
                                     ===========  ===========  ===========  ============  ===========  ==============  ===========


                           COLLINS AIKMAN CORPORATION
                         SEPTEMBER 2005 -- FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                          WICKES        C & A                    COMET        GAMBLE
                                       MANUFACTURING  INTERIORS,    C & A      ACOUSTICS,   DEVELOPMENT   M&C ADVANCED    BECKER
                                         COMPANY         INC      EUROPE, INC.    INC.         CO.       PROCESSES, INC   GROUP, LLC
                                        05-55968        05-55970  05-55971       05-55972   05-55974       05-55976       05--55977
                                       -------------  ----------  ------------ -----------  -----------  --------------  -----------
Net Outside Sales                                 --          --            --          --           --              --  37,826,726
I/D Net Sales                                     --          --            --          --           --              --   1,356,046
I/G Net Sales                                     --          --            --          --           --              --  (9,837,661)
                                       -------------  ----------  ------------ -----------  -----------  --------------  -----------
TOTAL SALES                                       --          --            --          --           --              --  29,345,112

Cost of goods sold                                --          --            --          --           --              --  32,167,327
                                       -------------  ----------  ------------ -----------  -----------  --------------  -----------
GROSS PROFIT                                      --          --            --          --           --              --  (2,822,216)

Selling, general and administrative
  expenses                                 2,228,554          --            --      42,907           --              --      28,723
                                       -------------  ----------  ------------ -----------  -----------  --------------  -----------

   OPERATING INCOME                       (2,228,554)         --            --     (42,907)          --              --  (2,850,938)

Interest Expense, net                             --          --            --          --           --              --     (39,208)
Intercompany Interest, net                        --          --            --          --           --              --      82,791
Preferred Stock Accretion                         --          --            --          --           --              --          --
Miscellaneous (Income)/Expense                    --          --            --          --           --              --          --
Corporate Allocation Adjustment                   --          --            --          --           --              --   1,542,958
Commission Income                                 --          --            --          --           --              --          --
Commission Expense                                --          --            --          --           --              --          --
Royalty Income                                    --          --            --          --           --              --          --
Royalty Expense                                   --          --            --          --           --              --          --
Joint Venture (Income)/Expense                    --          --            --          --           --              --     (93,086)
Minority Interest in Cons Net Income              --          --            --          --           --              --          --
Dividend Income                                   --          --            --          --           --              --          --
Discount/Income for Carcorp                       --          --            --          --           --              --          --
Gain/(Loss) Early Extinguishment
  of Debt                                         --          --            --          --           --              --          --
Discount/Premium on Hedges                        --          --            --          --           --              --          --
(Gain) / Loss on Hedges                           --          --            --          --           --              --          --
(Gain) / Loss on Swaps                            --          --            --          --           --              --          --
NAAIS Intercompany Sales Profit                   --          --            --          --           --              --          --
Loss on Sale of Receivables                       --          --            --          --           --              --          --
Restructuring Provision                           --          --            --          --           --              --          --
Foreign Transactions--(Gain)/Loss                 --          --            --          --           --              --     (47,648)
Amort of Discount on NPV of
  Liabilities                                     --          --            --          --           --              --          --
Gain/(Loss) Sale-Leaseback
   Transaction                                    --          --            --          --           --              --          --
                                       -------------  ----------  ------------ -----------  -----------  --------------  -----------
     INCOME FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                (2,228,554)         --            --     (42,907)          --              --  (4,296,746)

Federal Tax                                       --          --            --          --           --              --          --
State Income Tax                                  --          --            --          --           --              --          --
Foreign Income Tax                                --          --            --          --           --              --          --
                                       -------------  ----------  ------------ -----------  -----------  --------------  -----------
    INCOME FROM CONTINUING OPERATIONS     (2,228,554)         --            --     (42,907)          --              --  (4,296,746)

Discontinued Operations (Gain)/Loss      (5,428,471)          --            --          --           --              --          --
Gain/Loss on Sale of Divisions                    --          --            --          --           --              --          --
Extraordinary Items                               --          --            --          --           --              --          --
Integration                                       --          --            --          --           --              --          --
                                       -------------  ----------  ------------ -----------  -----------  --------------  -----------
    NET INCOME (LOSS)                      3,199,917          --            --     (42,907)          --              --  (4,296,746)
                                       =============  ==========  ============ ===========  ===========  ==============  ===========

                           COLLINS AIKMAN CORPORATION
                        SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                        TEXTRON                                    C & A      C & A
                                         AUTO                        C & A       CARPET AND  CARPET AND
                                       OVERSEAS         CW         AUTOMOTIVE     ACOUSTICS   ACOUSTICS  TEXTRON AUTO     C & A
                                      INVESTMENT,   MANAGEMENT   INTERNATIONAL,     (TN),       (MI),    INTERNATIONAL  (GIBRALTAR)
                                          INC         CORP.           INC.           INC.        INC.    SERVICES, INC    LIMITED
                                       05-55978      05-55979       05-55980      05-55984    05-55982     05-55985     05-55989
                                      ------------  ----------  ---------------  ----------  ----------  -------------  -----------
Net Outside Sales                               --          --               --  23,853,366          --             --           --
I/D Net Sales                                   --          --               --     158,954          --             --           --
I/G Net Sales                                   --          --               --      24,065          --             --           --
                                      ------------  ----------  ---------------  ----------  ----------  -------------  -----------
TOTAL SALES                                     --          --               --  24,036,384          --             --           --

Cost of goods sold                              --          --               --  23,672,259          --         16,994           --
                                      ------------  ----------  ---------------  ----------  ----------  -------------  -----------
GROSS PROFIT                                    --          --               --     364,125          --        (16,994)          --

Selling, general and administrative
   expenses                                     --          --               --       7,336          --             --       23,021
                                      ------------  ----------  ---------------  ----------  ----------  -------------  -----------

OPERATING INCOME                                --          --               --     356,789          --        (16,994)     (23,021)

Interest Expense, net                           --          --               --          --          --             --          (10)
Intercompany Interest, net                      --          --               --      82,958          --             --           --
Preferred Stock Accretion                       --          --               --          --          --             --           --
Miscellaneous (Income)/Expense                  --          --               --          --          --             --           --
Corporate Allocation Adjustment                 --          --               --     385,548          --             --           --
Commission Income                               --          --               --          --          --             --           --
Commission Expense                              --          --               --          --          --             --           --
Royalty Income                                  --          --               --          --          --             --           --
Royalty Expense                                 --          --               --          --          --             --           --
Joint Venture (Income)/Expense                  --          --               --          --          --             --           --
Minority Interest in Cons Net Income            --          --               --          --          --             --           --
Dividend Income                                 --          --               --          --          --             --           --
Discount/Income for Carcorp                     --          --               --          --          --             --           --
Gain/(Loss) Early Extinguishment
  of Debt                                       --          --               --          --          --             --           --
Discount/Premium on Hedges                      --          --               --          --          --             --           --
(Gain) / Loss on Hedges                         --          --               --          --          --             --           --
(Gain) / Loss on Swaps                          --          --               --          --          --             --           --
NAAIS Intercompany Sales Profit                 --          --               --          --          --             --           --
Loss on Sale of Receivables                     --          --               --          --          --             --           --
Restructuring Provision                         --          --               --          --          --             --           --
Foreign Transactions--(Gain)/Loss               --          --               --          --          --         58,519          577
Amort of Discount on NPV of
  Liabilities                                   --          --               --          --          --             --           --
Gain/(Loss) Sale--Leaseback
  Transaction                                   --          --               --          --          --             --           --
                                      ------------  ----------  ---------------  ----------  ----------  -------------  -----------
    INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                       --          --               --    (111,717)         --        (75,514)     (23,588)

Federal Tax                                     --          --               --          --          --             --           --
State Income Tax                                --          --               --          --          --             --           --
Foreign Income Tax                              --          --               --          --          --             --           --
                                      ------------  ----------  ---------------  ----------  ----------  -------------  -----------
    INCOME FROM CONTINUING OPERATIONS           --          --               --    (111,717)         --        (75,514)     (23,588)

Discontinued Operations (Gain)/Loss             --          --               --          --          --             --           --
Gain/Loss on Sale of Divisions                  --          --               --          --          --             --           --
Extraordinary Items                             --          --               --          --          --             --           --
Integration                                     --          --               --          --          --             --           --
                                      ------------  ----------  ---------------  ----------  ----------  -------------  -----------
    NET INCOME (LOSS)                           --          --               --    (111,717)         --        (75,514)     (23,588)
                                      ============  ==========  ===============  ==========  ==========  =============  ===========

                           COLLINS AIKMAN CORPORATION
                         SEPTEMBER 2005 - FILING TO DATE
                                INCOME STATEMENT
                              (POST-PETITION ONLY)

                                            TEXTRON AUTOMOTIVE    NEW BALTIMORE    C&A AUTOMOTIVE    C&A AUTOMOTIVE
                                                (ASIA) INC.       HOLDINGS, LLC       MATS, LLC      SERVICES, LLC
                                                 05-55991            05-55992         05-55969          05-55981
                                                  ------------    -------------    --------------    --------------
Net Outside Sales                                           --               --                --                --
I/D Net Sales                                               --               --                --                --
I/G Net Sales                                               --            1,592                --                --
                                                  ------------    -------------    --------------    --------------
TOTAL SALES                                                 --            1,592                --                --

Cost of goods sold                                          --           49,888                --                --
                                                  ------------    -------------    --------------    --------------
GROSS PROFIT                                                --          (48,296)               --                --

Selling, general and administrative
  expenses                                             419,286               --                --                --
                                                  ------------    -------------    --------------    --------------

   OPERATING INCOME                                   (419,286)         (48,296)               --                --

Interest Expense, net                                       --               --                --                --
Intercompany Interest, net                                  --               --                --                --
Preferred Stock Accretion                                   --               --                --                --
Miscellaneous (Income)/Expense                              --               --                --                --
Corporate Allocation Adjustment                             --               --                --                --
Commission Income                                           --               --                --                --
Commission Expense                                          --               --                --                --
Royalty Income                                              --               --                --                --
Royalty Expense                                             --               --                --                --
Joint Venture (Income)/Expense                              --               --                --                --
Minority Interest in Cons Net Income                        --               --                --                --
Dividend Income                                             --               --                --                --
Discount/Income for Carcorp                                 --               --                --                --
Gain/(Loss) Early Extinguishment of Debt                    --               --                --                --
Discount/Premium on Hedges                                  --               --                --                --
(Gain) / Loss on Hedges                                     --               --                --                --
(Gain) / Loss on Swaps                                      --               --                --                --
NAAIS Intercompany Sales Profit                             --               --                --                --
Loss on Sale of Receivables                                 --               --                --                --
Restructuring Provision                                     --               --                --                --
Foreign Transactions--(Gain)/Loss                        2,078               --                --                --
Amort of Discount on NPV of Liabilities                     --               --                --                --
Gain/(Loss) Sale--Leaseback Transaction                     --               --                --                --
                                                  ------------    -------------    --------------    --------------
    INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                             (421,364)         (48,296)               --                --

Federal Tax                                                 --               --                --                --
State Income Tax                                            --               --                --                --
Foreign Income Tax                                          --               --                --                --
                                                  ------------    -------------    --------------    --------------
    INCOME FROM CONTINUING OPERATIONS                 (421,364)         (48,296)               --                --

Discontinued Operations (Gain)/Loss                         --               --                --                --
Gain/Loss on Sale of Divisions                              --               --                --                --
Extraordinary Items                                         --               --                --                --
Integration                                                 --               --                --                --
                                                  ------------    -------------    --------------    --------------
    NET INCOME (LOSS)                                 (421,364)         (48,296)               --                --
                                                  ============    =============    ==============    ==============

                           COLLINS AIKMAN CORPORATION
                          SEPTEMBER 2005 - MONTH ONLY
                                INCOME STATEMENT



                                                                 C A Can                                     Dura
                                                     COLLINS &   DOMESTIC                                 CONVERTIBLE     C & A
                                                       AIKMAN     HOLDING       C & A    JPS_AUTOMOTIVE,    SYSTEMS,   DEVELOPMENT
                                                       PARENT     COMPANY   PRODUCTS CO.      INC.            INC          CO.
                                            TOTAL    05-55927    05-55930     05-55932       05-55935       05-55942    05-55943
                                        ----------- ----------  ---------   ------------ ---------------  -----------  -----------
Net Outside Sales                       237,787,195         --         --    72,870,972      29,089,682    8,044,156           --
I/D Net Sales                             8,577,419         --         --     1,112,761            (569)          --           --
I/G Net Sales                             1,169,246         --         --    (3,909,266)      3,430,466    1,550,602           --
                                        ----------- ---------- ----------  ------------  --------------  -----------   ----------
TOTAL SALES                             247,533,859         --         --    70,074,467      32,519,580    9,594,757           --

Cost of goods sold                      197,432,114         --         --    27,863,066      28,842,264   10,362,438           --
                                        ----------- ---------- ----------  ------------  --------------   ----------   ----------
     GROSS PROFIT                        50,101,745         --         --    42,211,401       3,677,315     (767,680)          --

Selling, general and administrative
 expenses                                28,705,369         --         --    21,797,895          68,420      346,052           --
                                        ----------- ---------- ----------  ------------  --------------   ----------   ----------

     OPERATING INCOME                    21,396,376         --         --    20,413,506       3,608,895   (1,113,732)          --

Interest Expense, net                     7,023,268         --         --     7,043,823              --           --           --
Intercompany Interest, net               (2,167,081)        -- (1,903,759)     (387,573)         52,162       11,685           --
Preferred Stock Accretion                        --         --         --            --              --           --           --
Miscellaneous (Income)/Expense                   --         --         --            --              --           --           --
Corporate Allocation Adjustment                  --         --         --            --              --           --           --
Commission Income                          (163,624)        --         --      (163,624)             --           --           --
Commission Expense                               --         --         --            --              --           --           --
Royalty Income                             (486,918)        --         --      (474,854)             --           --           --
Royalty Expense                                  --         --         --            --              --           --           --
Joint Venture (Income)/Expense                   --         --         --            --              --           --           --
Minority Interest in Cons Net Income             --         --         --            --              --           --           --
Dividend Income                                  --         --         --            --              --           --           --
Discount/Income for Carcorp                      --         --         --            --              --           --           --
Gain/(Loss) Early Extinguishment
 of Debt                                         --         --         --            --              --           --           --
Discount/Premium on Hedges                       --         --         --            --              --           --           --
(Gain) / Loss on Hedges                          --         --         --            --              --           --           --
(Gain) / Loss on Swaps                           --         --         --            --              --           --           --
NAAIS Intercompany Sales Profit                  --         --         --            --              --           --           --
Loss on Sale of Receivables                      --         --         --            --              --           --           --
Restructuring Provision                          --         --         --            --              --           --           --
Foreign Transactions-(Gain)/Loss           (519,114)        --   (227,965)     (241,163)             --       (7,801)          --
Amort of Discount on NPV of Liabilities          --         --         --            --              --           --           --
Gain/(Loss) Sale-Leaseback Transaction           --         --         --            --              --           --           --
                                        ----------- ---------- ----------  ------------  --------------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                      17,709,845         --  2,131,725    14,636,896       3,556,734   (1,117,616)          --

Federal Tax                              (1,270,331)        --         --    (1,270,331)             --           --           --
State Income Tax                                 --         --         --            --              --           --           --
Foreign Income Tax                           31,717         --         --        31,717              --           --           --
                                        ----------- ---------- ----------  ------------  --------------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS        18,948,459         --  2,131,725    15,875,510       3,556,734   (1,117,616)          --

Discontinued Operations (Gain)/Loss      (5,400,970)        --         --            --              --           --           --
Gain/Loss on Sale of Divisions                   --         --         --            --              --           --           --
Extraordinary Items                              --         --         --            --              --           --           --
Integration                                      --         --         --            --              --           --           --
                                        ----------- ---------- ----------  ------------  --------------   ----------   ----------
NET INCOME (LOSS)                        24,349,429         --  2,131,725    15,875,510       3,556,734   (1,117,616)          --
                                        =========== ========== ==========  ============  ==============   ==========   ==========

                           COLLINS AIKMAN CORPORATION
                          SEPTEMBER 2005 - MONTH ONLY
                                INCOME STATEMENT

                                                                                                               TEXTRON
                                                                        AMCO          C & A         C & A     AUTOMOTIVE    BRUT
                                                        SOUTHWEST    CONVERTIBLE  INTERNATIONAL  ACCESSORY    INTERIORS,  PLASTICS,
                                          OWOSSO, MI    LAMINATES      FABRICS        CORP.       MATS, INC.     INC.       INC.
                                           05-55946      05-55948      05-55949      05-55951     05-55952     05-55956   05-55957
                                         ------------  -----------   -----------  -------------  -----------  ----------  ---------
Net Outside Sales                           1,083,552   10,858,642            --             --   13,799,973  43,647,986         --
I/D Net Sales                                 240,220           --            --             --           --   5,856,484         --
I/G Net Sales                                 100,430   (8,942,190)    1,369,370             --   (2,112,828)  1,953,190         --
                                         ------------  -----------   -----------  -------------  -----------  ----------  ---------
TOTAL SALES                                 1,424,203    1,916,452     1,369,370             --   11,687,146  51,457,660         --

Cost of goods sold                          1,450,955    1,341,410       563,206             --    9,302,944  52,025,867         --
                                         ------------  -----------   -----------  -------------  -----------  ----------  ---------
     GROSS PROFIT                             (26,753)     575,042       806,163             --    2,384,202    (568,207)        --

Selling, general and administrative
 expenses                                          --      (19,192)           --          2,570      380,443      47,177         --
                                         ------------  -----------   -----------  -------------  -----------  ----------  ---------

     OPERATING INCOME                         (26,753)     594,234       806,163         (2,570)   2,003,758    (615,385)        --

Interest Expense, net                              --           --            --             --           --          --         --
Intercompany Interest, net                         --           --            --             --       25,321      45,187         --
Preferred Stock Accretion                          --           --            --             --           --          --         --
Miscellaneous (Income)/Expense                     --           --            --             --           --          --         --
Corporate Allocation Adjustment                    --           --            --             --           --          --         --
Commission Income                                  --           --            --             --           --          --         --
Commission Expense                                 --           --            --             --           --          --         --
Royalty Income                                     --           --            --             --           --          --         --
Royalty Expense                                    --           --            --             --           --          --         --
Joint Venture (Income)/Expense                     --           --            --             --           --          --         --
Minority Interest in Cons Net Income               --           --            --             --           --          --         --
Dividend Income                                    --           --            --             --           --          --         --
Discount/Income for Carcorp                        --           --            --             --           --          --         --
Gain/(Loss) Early Extinguishment
 of Debt                                           --           --            --             --           --          --         --
Discount/Premium on Hedges                         --           --            --             --           --          --         --
(Gain) / Loss on Hedges                            --           --            --             --           --          --         --
(Gain) / Loss on Swaps                             --           --            --             --           --          --         --
NAAIS Intercompany Sales Profit                    --           --            --             --           --          --         --
Loss on Sale of Receivables                        --           --            --             --           --          --         --
Restructuring Provision                            --           --            --             --           --          --         --
Foreign Transactions-(Gain)/Loss                   --           --            --             --           --          --         --
Amort of Discount on NPV of Liabilities            --           --            --             --           --          --         --
Gain/(Loss) Sale-Leaseback Transaction             --           --            --             --           --          --         --
                                         ------------  -----------   -----------  -------------  -----------  ----------  ---------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                           (26,753)     594,234       806,163         (2,570)   1,978,437    (660,572)        --

Federal Tax                                        --           --            --             --           --          --         --
State Income Tax                                   --           --            --             --           --          --         --
Foreign Income Tax                                 --           --            --             --           --          --         --
                                         ------------  -----------   -----------  -------------  -----------  ----------  ---------
INCOME FROM CONTINUING OPERATIONS             (26,753)     594,234       806,163         (2,570)   1,978,437    (660,572)        --

Discontinued Operations (Gain)/Loss                --           --            --             --           --           -         --
Gain/Loss on Sale of Divisions                     --           --            --             --           --          --         --
Extraordinary Items                                --           --            --             --           --          --         --
Integration                                        --           --            --             --           --          --         --
                                         ------------  -----------   -----------  -------------  -----------  ----------  ---------
NET INCOME (LOSS)                             (26,753)     594,234       806,163         (2,570)   1,978,437    (660,572)        --
                                         ============  ===========   ===========  =============  ===========  ==========  =========

                                                                                                                        TEXTRON
                                          TEXTRON      C & A ASSET    C & A   WICKES ASSET                   C & A    AUTOMOTIVE
                                        AUTOMOTIVE   SERVICES, INC. PLASTICS, MANAGEMENT,  C & A FABRICS  PROPERTIES, (ARGENTINA)
                                      EXTERIORS, INC     -CONSOL       INC        INC.         INC.          INC.        INC.
                                         05-55958       05-55959    05-55960    05-55962     05-55963      05-55964    05-55965
                                      -------------- -------------- --------- ------------ -------------  ----------- -----------

Net Outside Sales                         25,618,177             -- 1,275,469           --   12,152,078           --          --
I/D Net Sales                                382,605             --   535,458           --           --           --          --
I/G Net Sales                                767,348             --   660,682           --    8,942,190           --          --
                                      -------------- -------------- --------- ------------ -------------  ----------- -----------
TOTAL SALES                               26,768,130             -- 2,471,608           --   21,094,268           --          --

Cost of goods sold                        26,936,550             --  (247,476)          --   20,967,405           --          --
                                      -------------- -------------- --------- ------------ -------------  ----------- -----------

     GROSS PROFIT                           (168,420)            -- 2,719,084           --      126,863           --          --

Selling, general and administrative
 expenses                                    (10,331)            --   919,076           --      562,397        1,302         804
                                      -------------- -------------- --------- ------------ -------------  ----------- -----------

     OPERATING INCOME                       (158,089)            -- 1,800,008           --     (435,534)      (1,302)       (804)

Interest Expense, net                             --             --        --           --           --           --         (64)
Intercompany Interest, net                   (65,286)            --     2,777           --       12,670           --          --
Preferred Stock Accretion                         --             --        --           --           --           --          --
Miscellaneous (Income)/Expense                    --             --        --           --           --           --          --
Corporate Allocation Adjustment                   --             --        --           --           --           --          --
Commission Income                                 --             --        --           --           --           --          --
Commission Expense                                --             --        --           --           --           --          --
Royalty Income                                    --             --        --           --      (12,064)          --          --
Royalty Expense                                   --             --        --           --           --           --          --
Joint Venture (Income)/Expense                    --             --        --           --           --           --          --
Minority Interest in Cons Net Income              --             --        --           --           --           --          --
Dividend Income                                   --             --        --           --           --           --          --
Discount/Income for Carcorp                       --             --        --           --           --           --          --
Gain/(Loss) Early Extinguishment
 of Debt                                          --             --        --           --           --           --          --
Discount/Premium on Hedges                        --             --        --           --           --           --          --
(Gain) / Loss on Hedges                           --             --        --           --           --           --          --
(Gain) / Loss on Swaps                            --             --        --           --           --           --          --
NAAIS Intercompany Sales Profit                   --             --        --           --           --           --          --
Loss on Sale of Receivables                       --             --        --           --           --           --          --
Restructuring Provision                           --             --        --           --           --           --          --
Foreign Transactions-(Gain)/Loss             (34,794)            --   (17,519)          --           --           --         166
Amort of Discount on NPV of Liabilities           --             --        --           --           --           --          --
Gain/(Loss) Sale-Leaseback Transaction            --             --        --           --           --           --          --
                                      -------------- -------------- --------- ------------ -------------  ----------- -----------

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                          (58,009)            -- 1,814,750           --     (436,139)      (1,302)       (906)

Federal Tax                                       --             --        --           --           --           --          --
State Income Tax                                  --             --        --           --           --           --          --
Foreign Income Tax                                --             --        --           --           --           --          --
                                      -------------- -------------- --------- ------------ -------------  ----------- -----------

INCOME FROM CONTINUING OPERATIONS            (58,009)            -- 1,814,750           --     (436,139)      (1,302)       (906)

Discontinued Operations (Gain)/Loss               --             --        --           --           --           --          --
Gain/Loss on Sale of Divisions                    --             --        --           --           --           --          --
Extraordinary Items                               --             --        --           --           --           --          --
Integration                                       --             --        --           --           --           --          --
                                      -------------- -------------- --------- ------------ -------------  ----------- -----------
NET INCOME (LOSS)                            (58,009)            -- 1,814,750           --     (436,139)      (1,302)       (906)
                                      ============== ============== ========= ============ =============  =========== ===========

                          COLLLINS AIKMAN CORPORATION
                          SEPTEMBER 2005 - MONTH ONLY
                                INCOME STATEMENT



                                                                                                              M&C
                                            WICKES                                    COMET        GAMBLE   ADVANCED
                                        MANUFACTURING      C & A     C & A EUROPE,  ACOUSTICS,  DEVELOPMENT PROCESSES, BECKER GROUP,
                                           COMPANY    INTERIORS, INC     INC.          INC.         CO.       INC          LLC
                                           05-55968       05-55970     05-55971     05-55972     05-55974   05-55976    05-55977
                                        ------------- -------------- ------------  -----------  ----------- --------- -------------
Net Outside Sales                                  --             --           --          --           --         --    12,530,494
I/D Net Sales                                      --             --           --          --           --         --       390,839
I/G Net Sales                                      --             --           --          --           --         --    (2,650,383)
                                        ------------- -------------- ------------ -----------   ----------- --------- -------------
TOTAL SALES                                        --             --           --          --           --         --    10,270,950

Cost of goods sold                                 --             --           --          --           --         --    11,547,751
                                        ------------- -------------- ------------ -----------   ----------- --------- -------------
     GROSS PROFIT                                  --             --           --          --           --         --    (1,276,801)

Selling, general and administrative
 expenses                                   4,500,807             --           --      10,206           --         --         9,168
                                        ------------- -------------- ------------ -----------   ----------- --------- -------------

     OPERATING INCOME                      (4,500,807)            --           --     (10,206)          --         --    (1,285,969)

Interest Expense, net                              --             --           --          --           --         --       (20,491)
Intercompany Interest, net                         --             --           --          --           --         --        18,981
Preferred Stock Accretion                          --             --           --          --           --         --            --
Miscellaneous (Income)/Expense                     --             --           --          --           --         --            --
Corporate Allocation Adjustment                    --             --           --          --           --         --            --
Commission Income                                  --             --           --          --           --         --            --
Commission Expense                                 --             --           --          --           --         --            --
Royalty Income                                     --             --           --          --           --         --            --
Royalty Expense                                    --             --           --          --           --         --            --
Joint Venture (Income)/Expense                     --             --           --          --           --         --            --
Minority Interest in Cons Net Income               --             --           --          --           --         --            --
Dividend Income                                    --             --           --          --           --         --            --
Discount/Income for Carcorp                        --             --           --          --           --         --            --
Gain/(Loss) Early Extinguishment of Debt           --             --           --          --           --         --            --
Discount/Premium on Hedges                         --             --           --          --           --         --            --
(Gain)/Loss on Hedges                              --             --           --          --           --         --            --
(Gain)/Loss on Swaps                               --             --           --          --           --         --            --
NAAIS Intercompany Sales Profit                    --             --           --          --           --         --            --
Loss on Sale of Receivables                        --             --           --          --           --         --            --
Restructuring Provision                            --             --           --          --           --         --            --
Foreign Transactions-(Gain)/Loss                   --             --           --          --           --         --       (15,948)
Amort of Discount on NPV of Liabilities            --             --           --          --           --         --            --
Gain/(Loss) Sale-Leaseback Transaction             --             --           --          --           --         --            --
                                        ------------- -------------- ------------ -----------   ----------- --------- -------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                        (4,500,807)            --           --     (10,206)          --         --    (1,268,510)

Federal Tax                                        --             --           --          --           --         --            --
State Income Tax                                   --             --           --          --           --         --            --
Foreign Income Tax                                 --             --           --          --           --         --            --
                                        ------------- -------------- ------------ -----------   ----------- --------- -------------
INCOME FROM CONTINUING OPERATIONS          (4,500,807)            --           --     (10,206)          --         --    (1,268,510)

Discontinued Operations (Gain)/Loss        (5,400,970)            --           --          --           --         --            --
Gain/Loss on Sale of Divisions                     --             --           --          --           --         --            --
Extraordinary Items                                --             --           --          --           --         --            --
Integration                                        --             --           --          --            --        --            --
                                        ------------- -------------- ------------ -----------   ----------- --------- -------------
NET INCOME (LOSS)                             900,163             --           --     (10,206)           --        --    (1,268,510)
                                        ============= ============== ============ ===========   =========== ========= =============

                           COLLINS AIKMAN CORPORATION
                          SEPTEMBER 2005 - MONTH ONLY
                                INCOME STATEMENT




                                                                                    C & A        C & A
                                        TEXTRON AUTO                  C & A         CARPET       CARPET      TEXTRON
                                          OVERSEAS        CW        AUTOMOTIVE       AND          AND          AUTO         C & A
                                        INVESTMENT,   MANAGEMENT  INTERNATIONAL,  ACOUSTICS    ACOUSTICS  INTERNATIONAL  (GIBRALTAR)
                                            INC.         INC.          INC.       (TN), INC.   (MI), INC. SERVICES, INC.   LIMITED
                                          05-55978     05-55979      05-55980      05-55984     05-55982     05-55985     05-55989
                                        -----------   ----------  --------------  ----------   ---------- -------------- -----------
Net Outside Sales                                 --          --              --   6,816,016           --            --          --
I/D Net Sales                                     --          --              --      59,619           --            --          --
I/G Net Sales                                     --          --              --       9,635           --            --          --
                                         -----------  ----------  --------------  ----------   ---------- -------------  ----------
TOTAL SALES                                       --          --              --   6,885,270           --            --          --

Cost of goods sold                                --          --              --   6,461,339           --         2,164          --
                                         -----------  ----------  --------------  ----------   ---------- -------------  ----------
     GROSS PROFIT                                 --          --              --     423,930           --        (2,164)         --

Selling, general and administrative
 expenses                                         --          --              --       2,500           --            --          --
                                         -----------  ----------  --------------  ----------   ---------- -------------  ----------

     OPERATING INCOME                             --          --              --     421,430           --        (2,164)         --

Interest Expense, net                             --          --              --          --           --            --          --
Intercompany Interest, net                        --          --              --      20,756           --            --          --
Preferred Stock Accretion                         --          --              --          --           --            --          --
Miscellaneous (Income)/Expense                    --          --              --          --           --            --          --
Corporate Allocation Adjustment                   --          --              --          --           --            --          --
Commission Income                                 --          --              --          --           --            --          --
Commission Expense                                --          --              --          --           --            --          --
Royalty Income                                    --          --              --          --           --            --          --
Royalty Expense                                   --          --              --          --           --            --          --
Joint Venture (Income)/Expense                    --          --              --          --           --            --          --
Minority Interest in Cons Net Income              --          --              --          --           --            --          --
Dividend Income                                   --          --              --          --           --            --          --
Discount/Income for Carcorp                       --          --              --          --           --            --          --
Gain/(Loss) Early Extinguishment
 of Debt                                          --          --              --          --           --            --          --
Discount/Premium on Hedges                        --          --              --          --           --            --          --
(Gain) / Loss on Hedges                           --          --              --          --           --            --          --
(Gain) / Loss on Swaps                            --          --              --          --           --            --          --
NAAIS Intercompany Sales Profit                   --          --              --          --           --            --          --
Loss on Sale of Receivables                       --          --              --          --           --            --          --
Restructuring Provision                           --          --              --          --           --            --          --
Foreign Transactions-(Gain)/Loss                  --          --              --          --           --        23,834          (2)
Amort of Discount on NPV of Liabilities           --          --              --          --           --            --          --
Gain/(Loss) Sale-Leaseback Transaction            --          --              --          --           --            --          --
                                         -----------  ----------  --------------  ----------   ---------- -------------  ----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                               --          --              --     400,674           --       (25,998)          2

Federal Tax                                       --          --              --          --           --            --          --
State Income Tax                                  --          --              --          --           --            --          --
Foreign Income Tax                                --          --              --          --           --            --          --
                                         -----------  ----------  --------------  ----------   ---------- -------------  ----------
INCOME FROM CONTINUING OPERATIONS                 --          --              --     400,674           --       (25,998)          2

Discontinued Operations (Gain)/Loss               --          --              --          --           --            --          --
Gain/Loss on Sale of Divisions                    --          --              --          --           --            --          --
Extraordinary Items                               --          --              --          --           --            --          --
Integration                                       --          --              --          --           --            --          --
                                         -----------  ----------  --------------  ----------   ---------- -------------  ----------
NET INCOME (LOSS)                                 --          --              --     400,674           --       (25,998)          2
                                         ===========  ==========  ==============  ==========   ==========  ============  ==========

                           COLLINS AIKMAN CORPORATION
                          SEPTEMBER 2005 - MONTH ONLY
                                INCOME STATEMENT



                                                                               NEW                      C&A
                                                              TEXTRON       BALTIMORE      C&A      AUTOMOTIVE
                                                             AUTOMOTIVE     HOLDINGS,   AUTOMOTIVE  SERVICES,
                                                            (ASIA) INC.        LLC      MATS, LLC       LLC
                                                              05-55991       05-55992    05-55969    05-55981
                                                             ----------     ---------   ----------  ---------
Net Outside Sales                                                   --             --           --         --
I/D Net Sales                                                       --             --           --         --
I/G Net Sales                                                       --             --           --         --
                                                            ----------      ---------   ----------  ---------
TOTAL SALES                                                         --             --           --         --

Cost of goods sold                                                  --         12,230           --         --
                                                            ----------      ---------   ----------  ---------
     GROSS PROFIT                                                   --        (12,230)          --         --

Selling, general and administrative
 expenses                                                       86,075             --           --         --
                                                            ----------      ---------   ----------  ---------

     OPERATING INCOME                                          (86,075)       (12,230)          --         --

Interest Expense, net                                               --             --           --         --
Intercompany Interest, net                                          --             --           --         --
Preferred Stock Accretion                                           --             --           --         --
Miscellaneous (Income)/Expense                                      --             --           --         --
Corporate Allocation Adjustment                                     --             --           --         --
Commission Income                                                   --             --           --         --
Commission Expense                                                  --             --           --         --
Royalty Income                                                      --             --           --         --
Royalty Expense                                                     --             --           --         --
Joint Venture (Income)/Expense                                      --             --           --         --
Minority Interest in Cons Net Income                                --             --           --         --
Dividend Income                                                     --             --           --         --
Discount/Income for Carcorp                                         --             --           --         --
Gain/(Loss) Early Extinguishment
 of Debt                                                            --             --           --         --
Discount/Premium on Hedges                                          --             --           --         --
(Gain) / Loss on Hedges                                             --             --           --         --
(Gain) / Loss on Swaps                                              --             --           --         --
NAAIS Intercompany Sales Profit                                     --             --           --         --
Loss on Sale of Receivables                                         --             --           --         --
Restructuring Provision                                             --             --           --         --
Foreign Transactions-(Gain)/Loss                                 2,078             --           --         --
Amort of Discount on NPV of Liabilities                             --             --           --         --
Gain/(Loss) Sale-Leaseback Transaction                              --             --           --         --
                                                            ----------      ---------   ----------  ---------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                            (88,153)       (12,230)          --         --

Federal Tax                                                         --             --           --         --
State Income Tax                                                    --             --           --         --
Foreign Income Tax                                                  --             --           --         --
                                                            ----------      ---------   ----------  ---------
INCOME FROM CONTINUING OPERATIONS                              (88,153)       (12,230)          --         --

Discontinued Operations (Gain)/Loss                                 --             --           --         --
Gain/Loss on Sale of Divisions                                      --             --           --         --
Extraordinary Items                                                 --             --           --         --
Integration                                                         --             --           --         --
                                                            ----------      ---------   ----------  ---------
NET INCOME (LOSS)                                              (88,153)       (12,230)          --         --
                                                            ==========      =========   ==========  =========

                          COLLINS & AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of September 2005


                                                                  COLLINS       C A CAN
                                                                     &          DOMESTIC            C & A
                                                                   AIKMAN       HOLDING           PRODUCTS           JPS_AUTOMOTIVE,
                                                                   PARENT       COMPANY              CO.                   INC.
                                                   TOTAL         05-55927       05-55930          05-55932               05-55935
                                              --------------     --------       --------       --------------        ---------------
A/P - Trade - Pre Petition                       216,222,792           --             --           44,787,148            19,833,041
A/P - Rec'd - Not Invoiced Pre Petition           13,599,872           --             --                   --               695,420
A/P - Pre Petition Other                         (40,388,280)          --             --           (3,569,796)           (4,319,129)
A/P - Tooling                                     58,023,560           --             --                   --                    --
A/P - Capital                                      1,831,368           --             --                   --               103,885

PP Short Term Borrowings                                  --           --             --                   --                    --
PP Accrued Liabilities                            71,768,271           --             --           80,224,586               388,515
PP Accrued Local Property Tax                      1,198,700           --             --              (44,073)              331,009
PP Accrued Sales & Use Tax                          (329,577)          --             --             (260,873)               65,364
PP Environmental Reserve                          34,213,880           --             --           34,213,880                    --
PP Disc Ops Reserve                                       --           --             --                   --                    --
PP Restructuring Reserve                          14,545,613           --             --           14,545,613                    --
PP Long Term Debt                              1,587,697,736           --             --        1,587,697,736                    --
PP Capital Leases                                    393,747           --             --              393,747                    --

Long Term Debt                                            --           --             --                   --                    --
Capital Lease Obligations-Long Term                       --           --             --                   --                    --
Deferred Income Taxes                             20,831,599           --             --           20,831,599                    --
Minority Interest in Consol Subs                          --           --             --                   --                    --
Preferred Stock of Products Co                   222,875,520           --             --          222,875,520                    --
Other Noncurrent Liabilities                     142,811,388           --             --          140,839,378             2,170,770
                                               -------------     --------       --------        -------------        --------------
LIABILITIES SUBJECT TO COMPROMISE              2,345,296,191           --             --        2,142,534,467            19,268,875
                                               =============     ========       ========        =============        ==============

                          COLLINS & AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of September 2005

                                                     DURA              C & A                                               AMCO
                                                  CONVERTIBLE        DEVELOPMENT                        SOUTHWEST      CONVERTIBLE
                                                  SYSTEMS, INC          CO.           OWOSSO, MI        LAMINATES         FABRICS
                                                    05-55942          05-55943         05-55946          05-55948        05-55949
                                                  ------------       -----------      ----------        ---------      ------------
A/P - Trade - Pre Petition                          10,207,584               --        1,315,926          859,627        1,423,097
A/P - Rec'd - Not Invoiced Pre Petition                221,738               --          281,835               --               --
A/P - Pre Petition Other                                    --               --           69,272               --               --
A/P - Tooling                                               --               --               --               --               --
A/P - Capital                                               --               --               --               --               --

PP Short Term Borrowings                                    --               --               --               --               --
PP Accrued Liabilities                                  81,471               --               --          130,972               --
PP Accrued Local Property Tax                               --               --               --           31,656               --
PP Accrued Sales & Use Tax                                  --               --               --               --               --
PP Environmental Reserve                                    --               --               --               --               --
PP Disc Ops Reserve                                         --               --               --               --               --
PP Restructuring Reserve                                    --               --               --               --               --
PP Long Term Debt                                           --               --               --               --               --
PP Capital Leases                                           --               --               --               --               --

Long Term Debt                                              --               --               --               --               --
Capital Lease Obligations-Long Term                         --               --               --               --               --
Deferred Income Taxes                                       --               --               --               --               --
Minority Interest in Consol Subs                            --               --               --               --               --
Preferred Stock of Products Co                              --               --               --               --               --
Other Noncurrent Liabilities                           194,600               --               --               --               --
                                                    ----------       ----------       ----------       ----------       -----------
LIABILITIES SUBJECT TO COMPROMISE                   10,705,392               --        1,667,032        1,022,255        1,423,097
                                                    ==========       ==========       ==========       ==========       ===========

                          COLLINS & AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of September 2005


                                                                                        TEXTRON
                                                     C & A             C & A           AUTOMOTIVE      BRUT           TEXTRON
                                                 INTERNATIONAL       ACCESSORY         INTERIORS,    PLASTICS,       AUTOMOTIVE
                                                     CORP.           MATS, INC.           INC.          INC.       EXTERIORS, INC
                                                    05-55951          05-55952          05-55956     05-55957         05-55958
                                               ---------------      -----------        ----------    ---------     --------------
A/P - Trade - Pre   Petition                                --        7,303,275        61,096,066           --         31,179,120
A/P - Rec'd - Not Invoiced Pre Petition                     --               --         1,680,946           --          8,905,403
A/P - Pre Petition Other                                    --               --        (3,547,856)          --        (28,749,231)
A/P - Tooling                                               --               --                --           --                 --
A/P - Capital                                               --               --               825           --                 --

PP Short Term Borrowings                                    --               --                --           --                 --
PP Accrued Liabilities                                      --               --         1,327,109           --         (4,264,910)
PP Accrued Local Property Tax                               --               --           328,945           --            200,764
PP Accrued Sales & Use Tax                                  --               --             8,787           --           (142,855)
PP Environmental Reserve                                    --               --                --           --                 --
PP Disc Ops Reserve                                         --               --                --           --                 --
PP Restructuring Reserve                                    --               --                --           --                 --
PP Long Term Debt                                           --               --                --           --                 --
PP Capital Leases                                           --               --                --           --                 --

Long Term Debt                                              --               --                --           --                 --
Capital Lease Obligations-Long Term                         --               --                --           --                 --
Deferred Income Taxes                                       --               --                --           --                 --
Minority Interest in Consol Subs                            --               --                --           --                 --
Preferred Stock of Products Co                              --               --                --           --                 --
Other Noncurrent Liabilities                                --           59,745           (44,542)          --                 --

                                               ---------------      -----------        ----------    ---------     --------------
LIABILITIES SUBJECT TO COMPROMISE                           --        7,363,019        60,850,281           --          7,128,291
                                               ===============      ===========        ==========    =========     ==============



                          COLLINS & AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of September 2005




                                                 C & A ASSET          C & A             WICKES ASSET      C & A            C & A
                                                SERVICES, INC.-      PLASTICS,           MANAGEMENT,     FABRICS,        PROPERTIES,
                                                    CONSOL             INC                  INC.           INC.             INC.
                                                   05-55959          05-55960             05-55962       05-55963         05-55964
                                                --------------      -----------         ------------    ----------       -----------
A/P - Trade - Pre   Petition                                --        4,116,866              169,019    17,774,482                --
A/P - Rec'd - Not Invoiced Pre Petition                     --            8,296                   --            --                --
A/P - Pre Petition Other                                    --         (185,215)                  --        64,938                --
A/P - Tooling                                               --       58,023,560                   --            --                --
A/P - Capital                                               --               --                   --     1,726,657                --

PP Short Term Borrowings                                    --               --                   --            --                --
PP Accrued Liabilities                                      --          401,456           (8,013,709)      753,838                --
PP Accrued Local Property Tax                               --               --                   --       289,714                --
PP Accrued Sales & Use Tax                                  --               --                   --            --                --
PP Environmental Reserve                                    --               --                   --            --                --
PP Disc Ops Reserve                                         --               --                   --            --                --
PP Restructuring Reserve                                    --               --                   --            --                --
PP Long Term Debt                                           --               --                   --            --                --
PP Capital Leases                                           --               --                   --            --                --

Long Term Debt                                              --               --                   --            --                --
Capital Lease Obligations-Long Term                         --               --                   --            --                --
Deferred Income Taxes                                       --               --                   --            --                --
Minority Interest in Consol Subs                            --               --                   --            --                --
Preferred Stock of Products Co                              --               --                   --            --                --
Other Noncurrent Liabilities                                --               --                   --            --                --

LIABILITIES SUBJECT TO COMPROMISE                           --       62,364,963           (7,844,690)   20,609,630                --


                                                       TEXTRON
                                                      AUTOMOTIVE             WICKES
                                                     (ARGENTINA)         MANUFACTURING           C & A         C & A EUROPE,
                                                         INC.               COMPANY         INTERIORS, INC.         INC.
                                                       05-55965             05-55968           05-55970           05-55971
                                                     -----------         -------------      ---------------    --------------
A/P - Trade - Pre   Petition                            178,576              26,620                -                  -

A/P - Rec'd - Not Invoiced Pre Petition                    -                   -                   -                  -

A/P - Pre Petition Other                                   -                   -                   -                  -

A/P - Tooling                                              -                   -                   -                  -

A/P - Capital                                              -                   -                   -                  -


PP Short Term Borrowings                                   -                   -                   -                  -

PP Accrued Liabilities                                     -               (627,515)               -                  -

PP Accrued Local Property Tax                              -                   -                   -                  -

PP Accrued Sales & Use Tax                                 -                   -                   -                  -

PP Environmental Reserve                                   -                   -                   -                  -

PP Disc Ops Reserve                                        -                   -                   -                  -

PP Restructuring Reserve                                   -                   -                   -                  -

PP Long Term Debt                                          -                   -                   -                  -

PP Capital Leases                                          -                   -                   -                  -


Long Term Debt                                             -                   -                   -                  -

Capital Lease Obligations-Long Term                        -                   -                   -                  -

Deferred Income Taxes                                      -                   -                   -                  -

Minority Interest in Consol Subs                           -                   -                   -                  -

Preferred Stock of Products Co                             -                   -                   -                  -

Other Noncurrent Liabilities                               -               (871,576)               -                  -
                                                     -----------         -------------      ---------------    --------------
LIABILITIES SUBJECT TO COMPROMISE                       178,576           (1,472,470)              -                  -
                                                     ===========         =============      ===============    ==============

                          COLLINS & AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of September 2005

                                                                                          M&C                        TEXTRON AUTO
                                                      COMET            GAMBLE          ADVANCED                        OVERSEAS
                                                    ACOUSTICS,      DEVELOPMENT        PROCESSES,    BECKER GROUP,   INVESTMENT,
                                                       INC.              CO.              INC             LLC            INC
                                                     05-55972         05-55974         05-55976         05-55977       05-55978
                                                    ----------      -----------        ----------    -------------   ------------
A/P - Trade - Pre   Petition                                --              (71)            6,677       12,438,439             --
A/P - Rec'd - Not Invoiced Pre Petition                     --               --                --        1,806,235             --
A/P - Pre Petition Other                                    --               --                --         (191,456)            --
A/P - Tooling                                               --               --                --               --             --
A/P - Capital                                               --               --                --               --             --

PP Short Term Borrowings                                    --               --                --               --             --
PP Accrued Liabilities                                      --         (561,672)               --         (319,016)            --
PP Accrued Local Property Tax                               --               --                --               --             --
PP Accrued Sales & Use Tax                                  --               --                --               --             --
PP Environmental Reserve                                    --               --                --               --             --
PP Disc Ops Reserve                                         --               --                --               --             --
PP Restructuring Reserve                                    --               --                --               --             --
PP Long Term Debt                                           --               --                --               --             --
PP Capital Leases                                           --               --                --               --             --

Long Term Debt                                              --               --                --               --             --
Capital Lease Obligations-Long Term                         --               --                --               --             --
Deferred Income Taxes                                       --               --                --               --             --
Minority Interest in Consol Subs                            --               --                --               --             --
Preferred Stock of Products Co                              --               --                --               --             --
Other Noncurrent Liabilities                                --               --                --               --             --
                                                    ----------      -----------        ----------    -------------   ------------
LIABILITIES SUBJECT TO COMPROMISE                           --         (561,743)            6,677       13,734,202             --
                                                    ==========      ===========        ==========    =============   ============

                          COLLINS & AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of September 2005


                                                                     C & A                            C & A CARPET
                                                        CW         AUTOMOTIVE       C & A CARPET          AND        TEXTRON AUTO
                                                    MANAGEMENT   INTERNATIONAL,     AND ACOUSTICS       ACOUSTICS   INTERNATIONAL
                                                       CORP.          INC.            (TN), INC.        (MI), INC.  SERVICES, INC
                                                     05-55979       05-55980           05-55984         05-55982      05-55985
                                                    ----------   --------------     -------------     ------------  -------------
A/P - Trade - Pre   Petition                                --               --         3,339,062              214             --
A/P - Rec'd - Not Invoiced Pre Petition                     --               --                --               --             --
A/P - Pre Petition Other                                    --               --                --               --             --
A/P - Tooling                                               --               --                --               --             --
A/P - Capital                                               --               --                --               --             --

PP Short Term Borrowings                                    --               --                --               --             --
PP Accrued Liabilities                               2,229,499               --            17,646               --             --
PP Accrued Local Property Tax                               --               --            60,684               --             --
PP Accrued Sales & Use Tax                                  --               --                --               --             --
PP Environmental Reserve                                    --               --                --               --             --
PP Disc Ops Reserve                                         --               --                --               --             --
PP Restructuring Reserve                                    --               --                --               --             --
PP Long Term Debt                                           --               --                --               --             --
PP Capital Leases                                           --               --                --               --             --

Long Term Debt                                              --               --                --               --             --
Capital Lease Obligations-Long Term                         --               --                --               --             --
Deferred Income Taxes                                       --               --                --               --             --
Minority Interest in Consol Subs                            --               --                --               --             --
Preferred Stock of Products Co                              --               --                --               --             --
Other Noncurrent Liabilities                                --               --                --               --             --
                                                    ----------   --------------     -------------     ------------  -------------
LIABILITIES SUBJECT TO COMPROMISE                    2,229,499               --         3,417,391              214             --
                                                    ==========   ==============     =============     ============  =============



                          COLLINS & AIKMAN CORPORATION
                       LIABILITIES SUBJECT TO COMPROMISE
                              As of September 2005




                                                                                      NEW
                                                       C & A          TEXTRON      BALTIMORE           C&A            C&A
                                                    (GIBRALTAR)      AUTOMOTIVE     HOLDINGS        AUTOMOTIVE    AUTOMOTIVE
                                                      LIMITED       (ASIA) INC.        LLC          MATS, LLC    SERVICES, LLC
                                                      05-55989        05-55991      05-55992        05-55969        05-55981
                                                   ------------     ------------  -------------  --------------  -------------
A/P - Trade - Pre   Petition                                  -                -        168,025               -              -
A/P - Rec'd - Not Invoiced Pre Petition                       -                -              -               -              -
A/P - Pre Petition Other                                      -                -         40,194               -              -
A/P - Tooling                                                 -                -              -               -              -
A/P - Capital                                                 -                -              -               -              -

PP Short Term Borrowings                                      -                -              -               -              -
PP Accrued Liabilities                                        -                -              -               -              -
PP Accrued Local Property Tax                                 -                -              -               -              -
PP Accrued Sales & Use Tax                                    -                -              -               -              -
PP Environmental Reserve                                      -                -              -               -              -
PP Disc Ops Reserve                                           -                -              -               -              -
PP Restructuring Reserve                                      -                -              -               -              -
PP Long Term Debt                                             -                -              -               -              -
PP Capital Leases                                             -                -              -               -              -

Long Term Debt                                                -                -              -               -              -
Capital Lease Obligations-Long Term                           -                -              -               -              -
Deferred Income Taxes                                         -                -              -               -              -
Minority Interest in Consol Subs                              -                -              -               -              -
Preferred Stock of Products Co                                -                -              -               -              -
Other Noncurrent Liabilities                                  -                -        463,013               -              -
                                                   ------------     ------------  -------------  --------------  -------------
LIABILITIES SUBJECT TO COMPROMISE                             -                -        671,232               -              -
                                                   ============     ============  =============  ==============  =============


                           COLLINS AIKMAN CORPORATION
                                 SEPTEMBER 2005
                               DIP BALANCE SHEET

                                                         C A CAN
                                                         DOMESTIC                                        DURA            C & A
                                          COLLINS &       HOLDING    C & A PRODUCTS  JPS_AUTOMOTIVE,  CONVERTIBLE      DEVELOPMENT
                          TOTAL         AIKMAN PARENT    COMPANY           CO.            INC.        SYSTEMS, INC         CO.
                                          05-55927       05-55930        05-55932       05-55935        05-55942         05-55943
                       --------------  -------------- -------------- --------------  --------------  --------------  --------------
ASSETS
Cash                       25,031,120              --             --     24,407,611          13,055           3,000              --
Accounts Receivable-
 Trade, net               125,881,876              --             --   (124,614,027)     27,615,494      11,162,741              --
Other Non-Trade
 Receivables                6,055,142              --             --      2,609,280              --          38,327              --
Inventories, net          117,589,043              --             --     15,487,078      11,561,674       8,189,299              --
Tooling and Molding,
 net-current               67,743,820              --             --      7,290,498              --        (160,826)             --
Prepaids & Other
 Current Assets            72,496,154              --             --     31,665,855      15,295,641       2,196,452              --
Deferred Tax Assets-
 current                      (87,825)             --             --     (1,224,646)        130,000              --              --
                       --------------  -------------- -------------- --------------  --------------  --------------  --------------
   TOTAL CURRENT
    ASSETS                414,709,330              --             --    (44,378,352)     54,615,864      21,428,993              --

Investments in
 Subsidiaries           2,534,708,519      83,367,715     97,290,718  1,683,436,352              --              --              --
Fixed Assets, net         355,760,417              --             --     49,814,219      54,324,991       4,482,912              --
Goodwill, net             978,554,071              --             --    167,961,702      15,120,048       3,067,744      15,000,000
Deferred Tax Assets-
 Long Term                 25,938,826              --             --     29,975,226              --              --              --
Tooling and Molding,
 net-Long Term             14,932,020              --             --        811,833       1,642,635              --              --
Other Noncurrent
 Assets                    98,150,778              --             --     73,342,742        (387,910)         21,607              --
Intercompany Assets       177,327,888              --             --    195,588,501      (1,477,446)     (3,388,710)             --
PP IC Accounts
 Receivable               643,201,278     206,452,371    276,878,943    556,699,742      99,137,101      15,865,061            (133)
                       --------------  -------------- -------------- --------------  --------------  --------------  --------------
TOTAL ASSETS            5,243,283,128     289,820,086    374,169,660  2,713,251,965     222,975,283      41,477,606      14,999,867
                       ==============  ============== ============== ==============  ==============  ==============  ==============

LIABILITIES AND
 EQUITY
Notes Payable                      --              --             --             --              --              --              --
Short Term
 Borrowings                        90              --             --             --              --              --              --
Advance on
 Receivables                       --              --             --             --              --              --              --
Current Portion-
 Long Term Debt           259,125,000              --             --    259,125,000              --              --              --
Current Portion-
Capital Leases                     --              --             --             --              --              --              --
Accounts Payable           53,194,564              --             --      8,088,163       8,989,447       1,364,053              --
Accrued Interest
 Payable                       10,932              --             --         10,932              --              --              --
Accrued & Other
 Liabilities               47,226,756              --             --     37,580,484       2,994,092         651,393              --
Income Taxes
 Payable                   (4,553,782              --             --     (4,572,635)             --              --              --
                       --------------  -------------- -------------- --------------  --------------  --------------  --------------
TOTAL CURRENT
 LIABILITIES              355,003,559              --             --    300,231,944      11,983,539       2,015,446              --

LIABILITIES--SUBJECT
 TO COMPROMISE          2,345,296,191              --             --  2,142,534,467      19,268,875      10,705,392              --
                       --------------  -------------- -------------- --------------  --------------  --------------  --------------
TOTAL LIABILITIES       2,700,299,750              --             --  2,442,766,410      31,252,414      12,720,838              --

Total Equity            2,542,983,378     289,820,086    374,169,660    270,485,555     191,722,869      28,756,768      14,999,867
                       --------------  -------------- -------------- --------------  --------------  --------------  --------------
TOTAL LIABILITIES
 AND EQUITY             5,243,283,128     289,820,086    374,169,660  2,713,251,965     222,975,283      41,477,606      14,999,867
                       ==============  ============== ============== ==============  ==============  ==============  ==============


                           COLLINS AIKMAN CORPORATION
                                 SEPTEMBER 2005
                               DIP BALANCE SHEET

                                                                                                           Textron
                                                                Amco         C & A           C & A        Automotive       Brut
                                               Southwest     Convertible  International    Accessory      Interiors,     Plastics,
                                Owosso, MI     Laminates       Fabrics        Corp.        Mats, Inc.        Inc.          Inc.
                                 05-55946      05-55948       05-55949       05-55951       05-55952       05-55956      05-55957
                              ------------   ------------   ------------  -------------   ------------   ------------   ------------
ASSETS
Cash                                    --            159             --          1,776        312,807         29,422             --
Accounts
Receivable-Trade, net            1,285,342     19,227,810             --             --     14,171,281     26,344,963             --
Other Non-Trade
  Receivables                           --             --         78,998             --         78,620             --             --
Inventories, net                 2,300,127      4,221,068      4,356,411             --      3,438,187     27,645,770             --
Tooling and Molding,
  net-current                           --             --             --             --      2,468,341             --             --
Prepaids & Other
  Current Assets                   100,480         65,812      1,006,831            442      1,764,867     11,703,019             --
Deferred Tax
  Assets-current                        --         91,421             --             --             --             --             --
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
   TOTAL CURRENT ASSETS          3,685,950     23,606,270      5,442,240          2,218     22,234,104     65,723,174             --

Investments in
  Subsidiaries                          --             --             --    164,130,994             --             --             --
Fixed Assets, net                3,528,376      2,229,153             --             --     12,493,198     83,518,269             --
Goodwill, net                           --     12,747,886             --             --             --    139,898,759             --
Deferred Tax
  Assets-Long Term                      --             --             --             --             --             --             --
Tooling and Molding,
  net-Long Term                     26,140             --             --             --       (107,040)    12,535,530             --
Other Noncurrent Assets                 --             --             --             --        704,525     19,620,578             --
Intercompany Assets             (1,211,172)    (2,044,989)     1,797,723         (6,900)     1,092,446    (23,215,051)            --
PP IC Accounts
  Receivable                    (7,227,700)   (21,772,997)    11,911,405    148,997,775     10,862,597   (150,507,257)            --
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
TOTAL ASSETS                    (1,198,407)    14,765,323     19,151,368    313,124,088     47,279,830    147,574,002             --
                              ============   ============   ============   ============   ============   ============   ============

LIABILITIES AND EQUITY
Notes Payable                           --             --             --             --             --             --             --
Short Term Borrowings                   --             --             --             --             --             --             --
Advance on Receivables                  --             --             --             --             --             --             --
Current Portion-Long
  Term Debt                             --             --             --             --             --             --             --
Current Portion-Capital
  Leases                                --             --             --             --             --             --             --
Accounts Payable                  (140,887)       453,120        (85,519)            --      2,763,044      3,072,587             --
Accrued Interest Payable                --             --             --             --             --             --             --
Accrued & Other
  Liabilities                       82,938        472,666             --             --      4,149,953      3,471,804             --
Income Taxes Payable                    --             --             --             --             --             --             --
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
TOTAL CURRENT
  LIABILITIES                      (57,949)       925,786        (85,519)            --      6,912,998      6,544,391             --

LIABILITIES--SUBJECT
  TO COMPROMISE                  1,667,032      1,022,255      1,423,097             --      7,363,019     60,850,281             --
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES                1,609,083      1,948,041      1,337,578             --     14,276,017     67,394,673             --

Total Equity                    (2,807,490)    12,817,282     17,813,790    313,124,088     33,003,814     80,179,329             --
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES AND
  EQUITY                        (1,198,407)    14,765,323     19,151,368    313,124,088     47,279,830    147,574,002             --
                              ============   ============   ============   ============   ============   ============   ============


                           COLLINS AIKMAN CORPORATION
                                 SEPTEMBER 2005
                               DIP BALANCE SHEET

                                                                                                                        TEXTRON
                                  TEXTRON     C & A ASSET     C & A      WICKES ASSET       C & A        C & A         AUTOMOTIVE
                                AUTOMOTIVE     SERVICES,    PLASTICS,     MANAGEMENT,      FABRICS,     PROPERTIES,    (ARGENTINA)
                              EXTERIORS, INC  INC.-CONSOL      INC          INC.            INC.           INC.           INC.
                                 05-55958       05-55959    05-55960       05-55962       05-55963      05-55964        05-55965
                              --------------  -----------  ------------  ------------    -----------    -----------    -----------
ASSETS
Cash                                  18,886           --         1,000            --         12,800         16,629            517
Accounts Receivable-
  Trade, net                      20,091,048           --    98,312,601            --      7,029,632             --           (388)
Other Non-Trade
  Receivables                      1,714,309           --     1,029,184        28,581        243,418             --         28,168
Inventories, net                  13,240,992           --     2,658,333            --     18,878,581             --             --
Tooling and Molding,
  net-current                        254,856           --    37,357,155            --             --             --             --
Prepaids & Other
  Current Assets                   2,561,443           --       505,508         2,100      3,603,022             --         27,069
Deferred Tax
  Assets-current                          --           --            --            --        915,400             --             --
                              --------------  -----------  ------------  ------------    -----------    -----------    -----------
   TOTAL CURRENT ASSETS           37,881,533           --   139,863,780        30,681     30,682,853         16,629         55,366

Investments in
  Subsidiaries                            --  (17,789,881)   81,550,000            --             --             --             --
Fixed Assets, net                 65,530,203           --     7,946,900        23,365     40,384,987             --             --
Goodwill, net                    189,072,932           --   116,820,923            --    192,724,235             --        203,000
Deferred Tax
  Assets-Long Term                        --           --            --            --     (4,036,400)            --             --
Tooling and Molding,
  net-Long Term                     (118,295)          --        37,019            --             --             --             --
Other Noncurrent Assets           (3,917,666)          --         9,976            --      5,639,223        111,252             --
Intercompany Assets               10,648,319           --    (5,223,987)        5,753      7,090,715        (18,900)            --
PP IC Accounts
  Receivable                     (36,158,998)    (126,097) (179,647,553)   13,761,968   (154,751,207)   157,073,380             --
                              --------------  -----------  ------------  ------------    -----------    -----------    -----------
TOTAL ASSETS                     262,938,029  (17,915,978)  161,357,058    13,821,766    117,734,407    157,182,360        258,366
                              ==============  ===========  ============  ============    ===========    ===========    ===========

LIABILITIES AND EQUITY
Notes Payable                             --           --            --            --             --             --             --
Short Term Borrowings                     --           --            --            --             --             --             --
Advance on Receivables                    --           --            --            --             --             --             --
Current Portion-Long Term Debt            --           --            --            --             --             --             --
Current Portion-Capital Leases            --           --            --            --             --             --             --
Accounts Payable                  19,909,846           --       350,191            --      3,450,409             --             --
Accrued Interest Payable                  --           --            --            --             --             --             --
Accrued & Other Liabilities        3,047,923           --      (124,530)          750      2,978,579             --          8,597
Income Taxes Payable                      --           --            --            --             --             --             --
                              --------------  -----------  ------------  ------------    -----------    -----------    -----------
TOTAL CURRENT
  LIABILITIES                     22,957,769           --       225,661           750      6,428,988             --          8,597

LIABILITIES--SUBJECT
  TO COMPROMISE                    7,128,291           --    62,364,963    (7,844,690)    20,609,630             --        178,576
                              --------------  -----------  ------------  ------------    -----------    -----------    -----------
TOTAL LIABILITIES                 30,086,059           --    62,590,624    (7,843,940)    27,038,617             --        187,173

Total Equity                     232,851,970  (17,915,978)   98,766,434    21,665,706     90,695,789    157,182,360         71,193
                              --------------  -----------  ------------  ------------    -----------    -----------    -----------
TOTAL LIABILITIES
  AND EQUITY                     262,938,029  (17,915,978)  161,357,058    13,821,766    117,734,407    157,182,360        258,366
                              ==============  ===========  ============  ============    ===========    ===========    ===========


                           COLLINS AIKMAN CORPORATION
                                 SEPTEMBER 2005
                               DIP BALANCE SHEET


                                                                                                            M&C
                                  WICKES           C & A         C & A         COMET         GAMBLE       ADVANCED        BECKER
                              MANUFACTURING      INTERIORS,     EUROPE,      ACOUSTICS,    DEVELOPMENT   PROCESSES,       GROUP,
                                 COMPANY            INC          INC.           INC.           CO.          INC            LLC
                                 05-55968         05-55970     05-55971      05-55972       05-55974      05-55976       05-55977
                              -------------   -------------  ------------   -----------    -----------  ------------   ------------
ASSETS
Cash                                     --              --            --            --             --           --          29,665
Accounts Receivable-
  Trade, net                             --              --            --      (145,318)            --      315,966      19,162,220
Other Non-Trade
  Receivables                            --              --            --            --             --           --         146,280
Inventories, net                         --              --            --            --             --           --       3,957,547
Tooling and Molding,
  net-current                            --              --            --            --             --           --      20,218,601
Prepaids & Other
  Current Assets                         --              --            --            --             --       81,905       1,022,392
Deferred Tax
  Assets-current                         --              --            --            --             --           --              --
                              -------------   -------------  ------------   -----------    -----------  ------------   ------------
     TOTAL CURRENT
  ASSETS                                 --              --            --      (145,318)            --      397,871      44,536,704

Investments in
  Subsidiaries                           --     200,858,103   120,915,758            --             --           --              --
Fixed Assets, net                        --              --            --            --             --      112,489      24,016,380
Goodwill, net                            --              --            --            --             --   (5,463,632)    132,589,075
Deferred Tax Assets-
  Long Term                              --              --            --            --             --           --              --
Tooling and Molding,
  net-Long Term                          --              --            --            --             --           --          65,382
Other Noncurrent Assets                  --              --            --            --             --           --       2,954,698
Intercompany Assets                   9,117              --            --        68,669             --           --      (1,005,018)
PP IC Accounts
  Receivable                     (8,886,636)   (145,234,274)   (1,135,736)         (510)    (1,842,290)   2,040,762    (152,101,647)
                              -------------   -------------  ------------   -----------    -----------  ------------   ------------
TOTAL ASSETS                     (8,877,519)     55,623,829   119,780,021       (77,159)    (1,842,290)  (2,912,509)     51,055,575
                              =============   =============  ============   ===========    ===========  ============   ============

LIABILITIES AND EQUITY
Notes Payable                            --              --            --            --             --           --              --
Short Term Borrowings                    --              --            --            --             --           --              --
Advance on Receivables                   --              --            --            --             --           --              --
Current Portion-Long
  Term Debt                              --              --            --            --             --           --              --
Current Portion-
  Capital Leases                         --              --            --            --             --           --              --
Accounts Payable                         --              --            --            --             --           --       3,826,671
Accrued Interest
  Payable                                --              --            --            --             --           --              --
Accrued & Other
  Liabilities                    (8,980,796)             --            --            --             --       18,750         633,996
Income Taxes Payable                     --              --            --            --             --           --              --
                              -------------   -------------  ------------   -----------    -----------  ------------   ------------
TOTAL CURRENT
  LIABILITIES                    (8,980,796)             --            --            --             --       18,750       4,460,667

LIABILITIES--SUBJECT
  TO COMPROMISE                  (1,472,470)             --            --            --       (561,743)       6,677      13,734,202
                              -------------   -------------  ------------   -----------    -----------  ------------   ------------
TOTAL LIABILITIES               (10,453,266)             --            --            --       (561,743)      25,427      18,194,870

Total Equity                      1,575,747      55,623,829   119,780,021       (77,159)    (1,280,547)  (2,937,937)     32,860,706
                              -------------   -------------  ------------   -----------    -----------  ------------   ------------
TOTAL LIABILITIES
  AND EQUITY                     (8,877,519)     55,623,829   119,780,021       (77,159)    (1,842,290)  (2,912,509)     51,055,575
                              =============   =============  ============   ===========    ===========  ============   ============


                           COLLINS AIKMAN CORPORATION
                                 SEPTEMBER 2005
                               DIP BALANCE SHEET


                                                                                             C & A
                                  TEXTRON AUTO                    C & A       C & A CARPET   CARPET     TEXTRON AUTO
                                    OVERSEAS                    AUTOMOTIVE        AND         AND      INTERNATIONAL      C & A
                                  INVESTMENT,  CW MANAGEMENT  INTERNATIONAL,   ACOUSTICS   ACOUSTICS     SERVICES,     (GIBRALTAR)
                                      INC          CORP.           INC.        (TN), INC.  (MI), INC        INC          LIMITED
                                   05-55978       05-55979      05-55980       05-55984     05-55982      05-55985      05-55989
                                  -----------  -------------  --------------   ---------   ---------     ---------    -----------



ASSETS
Cash                                       --            --               --       49,883         --              --            --
Accounts Receivable-Trade, net             --            --               --    5,855,609         --              --            --
Other Non-Trade Receivables                --            --               --        1,172     25,000              --            --
Inventories, net                           --            --               --    1,653,974         --              --            --
Tooling and Molding, net-current           --            --               --      315,197         --              --            --
Prepaids & Other Current Assets            --         2,500               --      869,271         --              --            --
Deferred Tax Assets-current                --            --               --           --         --              --            --
                                  -----------  ------------   --------------   ----------  ---------       ---------   -----------
  TOTAL CURRENT ASSETS                     --         2,500               --    8,745,106     25,000              --            --

Investments in Subsidiaries                --            --               --           --         --              --   120,948,761
Fixed Assets, net                          --            --               --    6,606,952         --              --            --
Goodwill, net                              --            --               --           --         --      (2,601,844)           --
Deferred Tax Assets-Long Term              --            --               --           --         --              --            --
Tooling and Molding, net-Long Term         --            --               --       38,816         --              --            --
Other Noncurrent Assets                    --            --               --       51,753         --              --            --
Intercompany Assets                        --      (368,491)              --     (736,051)        --         (16,994)      (13,565)
PP IC Accounts Receivable                  --     2,391,015               --     (997,181) 4,186,278         853,064        32,732
                                  -----------  ------------   --------------   ----------  ---------       ---------   -----------
TOTAL ASSETS                               --     2,025,024               --   13,709,394  4,211,278      (1,765,775)  120,967,928
                                  ===========  ============   ==============   ==========  =========      ==========   ===========
LIABILITIES AND EQUITY
Notes Payable                              --            --               --           --         --              --            --
Short Term Borrowings                      --            --               --           --         --              --            90
Advance on Receivables                     --            --               --           --         --              --            --
Current Portion-Long Term Debt             --            --               --           --         --              --            --
Current Portion-Capital Leases             --            --               --           --         --              --            --
Accounts Payable                           --            --               --    1,149,923         --              --            --
Accrued Interest Payable                   --            --               --           --         --              --            --
Accrued & Other Liabilities                --      (368,491)              --      502,983         --          95,112         7,625
Income Taxes Payable                       --            --               --           --         --              --        18,853
                                  -----------  ------------   --------------   ----------  ---------       ---------   -----------
TOTAL CURRENT LIABILITIES                  --      (368,491)              --    1,652,906         --          95,112        26,568

LIABILITIES--SUBJECT TO COMPROMISE         --     2,229,499               --    3,417,391        214              --            --
                                  -----------  ------------   --------------   ----------  ---------       ---------   -----------
TOTAL LIABILITIES                          --     1,861,009               --    5,070,297        214          95,112        26,568

Total Equity                               --       164,015               --    8,639,096  4,211,064      (1,860,888)  120,941,360
                                  -----------  ------------   --------------   ----------  ---------       ---------   -----------
TOTAL LIABILITIES AND EQUITY               --     2,025,024               --   13,709,394  4,211,278      (1,765,775)  120,967,928
                                  ===========  ============   ==============   ==========  =========      ==========   ===========

                           COLLINS AIKMAN CORPORATION
                                 SEPTEMBER 2005
                               DIP BALANCE SHEET


                                                          NEW                           C&A
                                        TEXTRON         BALTIMORE         C&A        AUTOMOTIVE
                                       AUTOMOTIVE       HOLDINGS,      AUTOMOTIVE    SERVICES,
                                       (ASIA) INC.        LLC          MATS, LLC        LLC
                                        05-55991        05-55992        05-55969     05-55981
                                       -----------     ----------      ----------    ----------
ASSETS
Cash                                      133,610             300             --            --
Accounts Receivable-Trade, net                 --          66,903             --            --
Other Non-Trade Receivables                33,806              --             --            --
Inventories, net                               --              --             --            --
Tooling and Molding, net-current               --              --             --            --
Prepaids & Other Current Assets             7,213          14,331             --            --
Deferred Tax Assets-current                    --              --             --            --
                                       ----------      ----------      ---------     ---------
     TOTAL CURRENT ASSETS                 174,629          81,535             --            --

Investments in Subsidiaries                    --              --             --            --
Fixed Assets, net                          64,071         683,953             --            --
Goodwill, net                            (635,460)      2,048,703             --            --
Deferred Tax Assets-Long Term                  --              --             --            --
Tooling and Molding, net-Long Term             --              --             --            --
Other Noncurrent Assets                        --              --             --            --
Intercompany Assets                      (353,476)        107,395             --            --
PP IC Accounts Receivable                (858,651)     (2,694,049)            --            --
                                       ----------      ----------      ---------     ---------
TOTAL ASSETS                           (1,608,887)        227,536             --            --
                                       ==========      ==========      =========     =========

LIABILITIES AND EQUITY
Notes Payable                                  --              --             --            --
Short Term Borrowings                          --              --             --            --
Advance on Receivables                         --              --             --            --
Current Portion-Long Term Debt                 --              --             --            --
Current Portion-Capital Leases                 --              --             --            --
Accounts Payable                               --           3,517             --            --
Accrued Interest Payable                       --              --             --            --
Accrued & Other Liabilities                 7,768          (4,843)            --            --
Income Taxes Payable                           --              --             --            --
                                       ----------      ----------      ---------     ---------
TOTAL CURRENT LIABILITIES                   7,768          (1,326)            --            --

LIABILITIES--SUBJECT TO COMPROMISE             --         671,232             --            --
                                       ----------      ----------      ---------     ---------
TOTAL LIABILITIES                           7,768         669,906             --            --

Total Equity                           (1,616,655)       (442,370)            --            --
                                       ----------      ----------      ---------     ---------
TOTAL LIABILITIES AND EQUITY           (1,608,887)        227,536             --            --
                                       ==========      ==========      =========     =========